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Exhibit 10.213

CONFIDENTIAL	REDACTED VERSION

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
RESPECT TO THE OMITTED PORTIONS.

FDA COMPLIANCE AGREEMENT

        This FDA Compliance Agreement (the "Agreement") is made and entered into as of June 12, 2003 ("Date of Agreement"), by and between:

        Chiron S.r.l, having its registered office at Via Fiorentina 1, 53100 Siena, Italy;

and

        Chiron Behring GmbH & Co, with its registered offices at Emil von Behring Strasse 76, 35041 Marburg, Germany, together with Chiron S.r.l., hereafter referred to as "Chiron";

and

        SynCo Bio Partners B.V., having its registered office at Paasheuvelweg 30, 1105 BJ Amsterdam-Zuidoost, The Netherlands, hereinafter referred to as: "SynCo";

WHEREAS:

A.
Chiron has registered and commercially markets its Meningococcal C conjugate vaccine ("Menjugate®") in (parts of) Europe and Canada;

B.
At the request of Chiron, SynCo has manufactured Chiron's MenC polysaccharide ("MenC") and CRM197 ("CRM197") for the European and Canadian market on the basis of that certain contract manufacturing agreement dated 26 July 2001;

C.
Chiron desires to register and commercially market its Menjugate® in (parts of) the USA;

D.
Chiron has requested SynCo to manufacture as from [***] Chiron's MenC and CRM197 not only for the European, Canadian market and other international markets, but for the US market as well and with a view thereof, Chiron and SynCo have simultaneously with this agreement entered into that certain contract manufacturing agreement dated the date hereof (the "New Contract Manufacturing Agreement");

E.
With a view to the registration and launch of Chiron's Menjugate® in the USA and SynCo's manufacturing of Chiron's MenC and CRM197, SynCo's facility at Paasheuvelweg 30 in Amsterdam-Zuidoost needs to be adjusted so as to fully comply with the requirements of the US Food and Drug Administration ("FDA");

F.
An assessement has been made by Chiron as to the adjustments to be made by SynCo to SynCo's facility at Paasheuvelweg 30 in Amsterdam-Zuidoost so as to fully comply with the requirements of the FDA;

G.
SynCo has expressed its willingness to manufacture Chiron's MenC and CRM197 for both the European, Canadian and other international markets as well as the US market, provided that Chiron contributes a certain amount for the adjustments that are required to fully comply with the FDA requirements and for the loss of revenues that will occur during the time that the adjustments to SynCo's facility will be made;

H.
Chiron and SynCo have agreed on the amount and terms of the contribution to be paid by Chiron to SynCo in respect of the adjustments and on certain other issues;

NOW THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

Adjustments to Plant

1.
SynCo shall make all agreed adjustments to its facility at Paasheuvelweg 30 in Amsterdam-Zuidoost (the "Plant") as described in Appendix A to this Agreement, which adjustments are identified by the parties as required by the US Food and Drug Administration ("FDA") to be made for obtaining the approval of the Plant by the FDA in respect of the registration and launch of Chiron's Menjugate® in the United States of America. However, SynCo does not make, has not made and shall not be deemed to make or have made any representation, warranty or guaranty as regards the date on which any adjustments are completed or as regards the date on which the FDA provides its approval to the Plant, if any.

2.
In order to enable SynCo to make the required adjustments, Chiron undertakes that its affiliate Chiron B.V. shall evacuate the so called labelling and packaging area as well as the former warehouse (such areas sufficiently known to the parties) prior to [***]. Upon evacuation of these areas, the lease agreement between SynCo and Chiron B.V. shall terminate in respect of these areas.

3.
Following the inspection of the Plant by the FDA and the Plant's subsequent approval by the FDA, SynCo shall, at its own expense, make any and all further adjustments to the Plant required by the FDA to maintain its approved status as soon as reasonably possible after such requirement has been communicated by the FDA to SynCo.

4.
SynCo shall exercise all reasonable skill, care and diligence in the performance of its duties under this Agreement and shall carry out all responsibilities with recognized professional standards.

Contribution by Chiron and Payment thereof

5.
Chiron shall contribute a total amount of [***] as the only compensation for the agreed adjustments to be made by SynCo to the Plant and all related necessary validation, qualification and documentation activities to support FDA approval of the Plant. In addition, this amount is to cover any other activities required of SynCo regarding (i) the preparation of the registration dossier, (ii) resulting from the pre-approval inspection and (iii) all other activities required to allow the approval of the Plant by the FDA.

6.
The amount referred to in Article 5 of this Agreement does not include a compensation for the performance or documentation of any process and cleaning validations related to the manufacturing of Chiron's MenC and CRM197 by SynCo or any other person. The cost for the activities and services related to such process and cleaning validations shall be separately invoiced by SynCo to Chiron, [***], up to but not exceeding [***]. Prior to the invoicing of any such costs, the parties shall jointly approve in writing a process/cleaning validation protocol setting out the validation activities that SynCo will perform and the timelines with respect thereto.

7.
The amount of [***] as referred to in the previous paragraph shall be paid upon completion in accordance with the terms of this Agreement [***] set forth in Appendix B to this Agreement.

8.
Any and all amounts in this Agreement are to be increased [***].

9.
Chiron and SynCo acknowledge and agree that, although the compensation is calculated on the basis of Chiron's assessment of the adjustments that are required to be made to the Plant and the loss of revenues that will occur during the time that the adjustments to the Plant will be made, Chiron is not entitled to any documents showing the actual cost incurred by SynCo in this respect. Although SynCo will use its best efforts to support the approval of the Plant by the FDA, any and all amounts paid by Chiron under this Agreement shall be non-refundable and are due whether the registration and/or launch of Chiron's Menjugate in the USA will proceed or not and will not be dependent on the success of such registration and/or launch.

9.
Any and all amounts to be paid under this Agreement that are not paid at the relevant payment date shall bear interest at a rate of [***]. Interest shall be compounded on a [***] .

FDA Approval Chiron's Responsibility; No Guarantee SynCo

10.
Chiron acknowledges that it is Chiron's responsibility to obtain approval by the FDA and any other competent regulatory authority with respect to Chiron's Menjugate®. SynCo's responsibilities are limited to the activities detailed in Article 5 of this Agreement. SynCo does not make and has not made any representations, guarantees or warranties whatsoever, express or implied, that FDA approval of its Plant will be obtained and SynCo shall not be liable for any direct or indirect damage in the event such approval or any other approval from any other competent regulatory authority shall not be obtained.

Entire Agreement

11.
Except for any provisions relating to the subject hereof in the New Contract Manufacturing Agreement, this Agreement contains the entire understanding and agreement between Chiron and SynCo relating to the subject matter hereof and supersedes any and all prior arrangements, understandings and agreements relating to the subject matter hereof.

Amendments in Writing

12.
No amendments, changes, or modifications of the terms of this Agreement shall be valid or binding unless made in writing and signed by the duly authorized representatives of each of Chiron and SynCo.

Law and Arbitration

13.
This Agreement shall be governed, construed and interpreted by the laws of The Netherlands. Chiron and SynCo agree that any and all disputes between them arising out of or relating to this Agreement shall be exclusively and finally settled by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with such Rules. The arbitration proceedings shall take place in Amsterdam, The Netherlands, if initiated by Chiron, and in Milan, Italy, if initiated by SynCo, and shall be conducted in the English language. Judgment on the award may be issued by and enforced by any court of competent jurisdiction.

Independent Status of Parties.

14.
Each of Chiron and SynCo is an independent party acting in its own name and for its own account. Neither Chiron nor SynCo has any authority to act as an agent or representative of the other, or to contract in the name of, or create or assume any obligation against, or otherwise legally bind, the other party in any way for any purpose, unless agreed separately in writing. All costs and expenses connected with each of the parties' activities and performance under this Agreement unless otherwise separately agreed or provided for in this Agreement are to be borne solely by the party incurring such costs and expenses.

No Transfer of Rights or Obligations

15.
Neither Chiron nor SynCo may transfer any or all of its rights or obligations under this Agreement to any third party, without the prior written consent of the other Party, provided that SynCo may hire subcontractors to make any or all of the adjustments to the Plant as provided in this Agreement.

Press Release

16.
The parties agree that neither party shall disclose the existence of or the contents of this Agreement to any third party without the prior written consent of the other party.

        IN WITNESS WHEREOF, the Chiron S.r.l., Chiron GmbH & Co and SynCo have caused this Agreement to be executed by their duly authorized representatives:

Chiron S.r.l.:	SynCo Bio Partners B.V.:
/s/ JOHN LAMBERT John Lambert President, Chiron Vaccines	/s/ MIC N. HAMERS Dr. Mic N. Hamers Managing Director
Chiron Behring GmbH & Co:
/s/ JOHN LAMBERT John Lambert President, Chiron Vaccines

APPENDIX A

Planned and Agreed Adjustments to the Plant required for FDA Licensure

Objectives

        The realisation of improvements to Synco's facility at Paasheuvelweg 30 in Amsterdam-Zuidoost (the "Plant") that that are required to be made for the approval of the Plant by the US Food and Drug Administration ("FDA") in respect of the registration and launch of Chiron's Menjugate in the United States of America.

Scope

        In addition to the activities detailed below the agreed adjustments to the Plant shall be considered to include the activities and all necessary, validation, qualification and documentation activities required to support FDA licensure of the Plant. Including other activities required of Synco: (i) regarding the preparation of the registration dossier, (ii) resulting from the pre-approval inspection and (iii) regarding all other activities required to allow the licensing of the Plant by the FDA. The activities are not considered to include the performance of, or documentation of, any process and cleaning validations related to the manufacturing of Chiron's MenC and CRM197.

        The following adjustments which will be will be executed in the first phase of adjustments ("Phase 1")

1)
[***]

2)
[***]

3)
[***].

4)
[***].

        The following adjustments will be will be executed in the second phase of adjustments ("Phase 2")

1)
[***].

2)
[***].

3)
[***].

4)
[***].

Planned Timing

        "Phase 1" of the adjustments to the facility will be executed [***]. The validation of these adjustments, including all relevant IQ, OQ and PQ reports is planned to be completed within [***].

        "Phase 2" of the adjustments to the facility will be executed during [***]. The validation of these adjustments, including all relevant IQ, OQ and PQ reports is planned to be completed by [***].

APPENDIX B

Agreed Payment Milestones

        The total amount of [***] will be paid as follows subject to the terms of the FDA Compliance Agreement:

[***].

[***].

[***].

[***].

[***].

[***].

[***].

        Payment shall be made by Chiron within thirty (30) days from receipt of the relevant invoice following the agreement of the milestone.

[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN
OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
RESPECT TO THE OMITTED PORTIONS.

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  Exhibit 10.213
[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. FDA COMPLIANCE AGREEMENT
APPENDIX A Planned and Agreed Adjustments to the Plant required for FDA Licensure
APPENDIX B Agreed Payment Milestones
[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.